Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John K. Morgan and Mark R. Bachmann, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Zep Inc. (the “Registrant”), to file the Registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2011, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. VERONICA BIGGINS
J. Veronica Biggins
Dated: October 31, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John K. Morgan and Mark R. Bachmann, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Zep Inc. (the “Registrant”), to file the Registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2011, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ RONALD D. BROWN
Ronald D. Brown
Dated: October 31, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John K. Morgan and Mark R. Bachmann, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Zep Inc. (the “Registrant”), to file the Registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2011, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ Timothy M. Manganello
Timothy M. Manganello
Dated: October 28, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John K. Morgan and Mark R. Bachmann, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Zep Inc. (the “Registrant”), to file the Registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2011, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ O.B. GRAYSON HALL, JR.
O.B. Grayson Hall, Jr.
Dated: October 31, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John K. Morgan and Mark R. Bachmann, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Zep Inc. (the “Registrant”), to file the Registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2011, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SIDNEY J. NURKIN
Sidney J. Nurkin
Dated: October 28, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John K. Morgan and Mark R. Bachmann, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Zep Inc. (the “Registrant”), to file the Registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2011, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOSEPH SQUICCIARINO
Joseph Squicciarino
Dated: October 30, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John K. Morgan and Mark R. Bachmann, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Zep Inc. (the “Registrant”), to file the Registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2011, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ TIMOTHY T. TEVENS
Timothy T. Tevens
Dated: October 31, 2011